UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

FIRST BUSEY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-15959	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Main St.

Urbana, IL 61801

(Address of principal executive offices)    (Zip code)

(217) 365-4528

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

            (e)       Effective February 1, 2008, the Registrant’s Board of Directors approved 2007 cash bonus payments to executive officers in the following amounts set forth below opposite the name of such officer:

Officer	Cash Bonus Payment
Van A. Dukeman	$ -
Barbara J. Harrington	$35,000
David D. Mills	$35,000
Lee H. O’Neill	$46,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2008	FIRST BUSEY CORPORATION

By: /s/ Van A. Dukeman

Name: Van A. Dukeman

Title: Chief Executive Officer and President